                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 12, 1999





                       CONSECO FINANCE SECURIZATIONS CORP.
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             (Exact name of registrant as specified in its charter)



         Delaware               [333-85037 and 33-85037-01]      41-1807858
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(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               file number)            identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

        Not applicable.

Item 6. Resignations of Registrant's Directors.

        Not applicable.

Item 7. Financial Statements and Exhibits.

        (a)    Financial statements of businesses acquired.

               Not applicable.

        (b)    Pro forma financial information.

               Not applicable.

        (c)    Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------
                  99                Merrill Lynch & Co. Terms Sheet dated
                                    November 12, 1999 distributed in connection with Certificates for Manufactured Housing
                                    Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 1999-6, issued by
                                    Conseco Finance Securitizations Corp., as
                                    Seller.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONSECO FINANCE SECURITIZATIONS CORP.



                                By:/s/ Phyllis A. Knight
                                   ------------------------------------
                                   Phyllis A. Knight
                                   Senior Vice President and Treasurer

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